Exhibit 10.1
FIRST AMENDMENT TO CREDIT AGREEMENT
This FIRST AMENDMENT to the Credit Agreement referred to below, dated as of April 29, 2020 (this “Amendment”), by and among Atlantic Aviation FBO Holdings LLC (“Holdings”), a Delaware limited liability company, Atlantic Aviation FBO Inc. (the “Borrower”), a Delaware limited liability company, as borrower, and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), acting with the consent of the Consenting Revolving Lenders (as defined below) party hereto. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement (as defined below), as amended hereby.
RECITALS
WHEREAS, the Borrower, Holdings, the several Lenders and Issuing Lenders (as defined in the Credit Agreement) from time to time party thereto and the Administrative Agent have entered into that certain Credit Agreement, dated as of December 6, 2018 (together with all exhibits and schedules attached thereto, as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);
WHEREAS, pursuant to and in accordance with Section 10.1(a) of the Credit Agreement, the Borrower has requested that the Revolving Lenders amend the Credit Agreement to provide that the Financial Condition Covenant shall, subject to the terms and conditions set forth herein, no longer apply from and after the fiscal quarter ended March 31, 2020;
WHEREAS, each Revolving Lender (a “Consenting Revolving Lender”) that executes and delivers a consent to this Amendment in the form of the “Revolving Lender Consent” attached hereto as Annex II (each, a “Revolving Lender Consent”) shall have consented to the amendments to the Credit Agreement set forth in this Amendment; and
WHEREAS, the Consenting Revolving Lenders shall constitute (a) the Required Revolving Lenders and (b) each Issuing Lender;
NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Certain Definitions. As used in this Amendment:
“Amendment”: defined in the preamble hereto.
“Consenting Revolving Lender”: defined in the third recital hereto.
“Credit Agreement”: defined in the first recital hereto.
“Electronic Signature”: an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.
“First Amendment Effective Date”: the date on which the conditions set forth in Section 4 of this Amendment are satisfied.
“First Amendment Effective Date Letters of Credit”: defined in Section 3.1(a).
“Revolving Commitment Reduction/Termination Notice”: defined in Section 4.2.
“Revolving Lender Consent” is defined in the third recital hereto.
2.Amendments. The Credit Agreement is, effective as of the First Amendment Effective Date, and subject to the satisfaction of the conditions precedent set forth in Section 4 below, hereby amended as set forth below:
2.1    Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in proper alphabetical sequence:
““First Amendment to Credit Agreement”: that certain First Amendment to Credit Agreement, dated as of April 29, 2020, by and among the Borrower and the Administrative Agent, in its own capacity and acting with the consent of the Consenting Revolving Lenders.”
2.2    Section 7.1(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(a)    Consolidated Total Leverage Ratio. Solely with respect to the Revolving Facility, permit the Consolidated Total Leverage Ratio calculated as of the last day of any fiscal quarter of the Borrower (commencing with the fiscal quarter ending March 31, 2019) to exceed 5.50 to 1.00; provided, however, that for so long as the Borrower shall remain in compliance with Section 3 of the First Amendment to Credit Agreement, this Section 7.1(a) shall not apply from and after the Borrower’s fiscal quarter ending March 31, 2020.”

3.First Amendment Effective Date Letters of Credit.
3.1     As a condition to the continued effectiveness of this Amendment, the Borrower hereby represents, warrants and covenants (on behalf of Holdings and its Restricted Subsidiaries) that:
(a)the only Letters of Credit outstanding as of the First Amendment Effective Date are those identified on Schedule 1 to this Amendment (the “First Amendment Effective Date Letters of Credit”), and Schedule 1 sets forth the face amount, Issuing Lender, account party, beneficiary, and expiration date (without giving effect to any automatic renewal or extension option) of each First Amendment Effective Date Letter of Credit;
(b)each First Amendment Effective Date Letter of Credit shall be Cash Collateralized at all times from and after the First Amendment Effective Date until the earlier of (x) 30 days after the expiration of such First Amendment Effective Date Letter of Credit on the applicable date set forth in Schedule 1 under the heading “Expiration Date”, provided that the Administrative Agent shall not have received notice of a pending draw request from the applicable Issuing Lender, (y) the earlier termination of such First Amendment Effective Date Letter of Credit and the receipt by the Administrative Agent of the notice specified in Section 3.2 that the original physical copy of such First Amendment Effective Date Letter of Credit has been returned to the applicable Issuing Lender and (z) subject to Section 3.1(g), the earlier drawing upon such First Amendment Effective Date Letter of Credit in accordance with its terms;
(c)none of the Borrower, Holdings or any Restricted Subsidiary shall exercise any of its rights to (or otherwise elect to) request, cause or permit the issuance, increase, renewal (subject to Section 3.1(e) below) or extension of any Letter of Credit on or after the First Amendment Effective Date; provided, however, that each First Amendment Effective Date Letter of Credit shall be permitted to remain issued and outstanding as a Letter of Credit under the Credit Agreement (but may not be increased) until such First Amendment Effective Date Letter of Credit shall have expired on the date set forth in Schedule 1 under the heading “Expiration Date” or been earlier terminated (or been drawn upon in accordance with its terms);
(d)the Borrower shall not borrow any Revolving Loans pursuant to Section 2.5 of the Credit Agreement on or after the First Amendment Effective Date;
(e)the Borrower and its Restricted Subsidiaries shall use commercially reasonable efforts, as and when reasonably practicable to do so (as determined by the Borrower in its good faith judgment), to terminate each First Amendment Effective Date Letter of Credit as soon as practicable following the First Amendment Effective Date and in any event not later than the applicable date set forth in Schedule 1 under the heading “Expiration Date”;
(f)the Borrower shall deliver written notice to the Administrative Agent and the applicable Issuing Lender, promptly (and in any event not later than two (2) Business Days) after obtaining actual knowledge thereof, following each termination of a First Amendment Effective Date Letter of Credit that occurs prior to the applicable expiration date set forth in Schedule 1 under the heading “Expiration Date”;
(g)not later than one (1) Business Day following the drawing upon any First Amendment Effective Date Letter of Credit and the receipt of notice from the applicable Issuing Lender pursuant to Section 3.5 of the Credit Agreement (which notice shall also be provided to the Administrative Agent), the Borrower shall either at its option (i) fully reimburse such Issuing Lender pursuant to Section 3.5 of the Credit Agreement or (ii) request that the Administrative Agent reimburse such Issuing Lender through applying Cash Collateral in an amount equal to such drawn amount; provided that the Administrative Agent shall not be required to apply such Cash Collateral unless and until the Borrower has (or has caused) an amount of Cash Collateral to be deposited with the Administrative Agent such that Section 3.1(h) shall have been complied with; and
(h)the Borrower shall maintain at all times cash collateral (including the Cash Collateral with respect to the First Amendment Effective Date Letters of Credit) with the Administrative Agent in an aggregate amount not less than 103% of the aggregate Revolving Commitments then in effect, which cash collateral be pledged as collateral for the Revolving Commitments for the benefit of the Administrative Agent, the Issuing Lenders and the Revolving Lenders.
3.2    Each Issuing Lender shall promptly notify the Administrative Agent of its receipt of the original physical copy of any First Amendment Effective Date Letter of Credit that has been returned to it following such Letter of Credit’s expiration or earlier termination and the Administrative Agent shall be entitled to rely upon such notice without independent verification thereof.
4.Conditions to Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the satisfaction (or written waiver) of the following conditions (the date of satisfaction or written waiver of such conditions being referred to herein as the “First Amendment Effective Date”):
4.1    the Administrative Agent shall have executed a counterpart of this Amendment and shall have received (i) from the Consenting Revolving Lenders collectively constituting the Required Revolving Lenders and each Issuing Lender, a duly executed Revolving Lender Consent, and (ii) from the Borrower and Holdings, a counterpart of this Amendment duly executed by the Borrower and Holdings;

4.2    the Administrative Agent shall have received written notice from the Borrower in accordance with Section 2.10 of the Credit Agreement not later than three (3) Business Days prior to the First Amendment Effective Date permanently and irrevocably reducing the Revolving Commitments as follows (such notice, the “Revolving Commitment Reduction/Termination Notice”):
(a)immediately upon the occurrence of the First Amendment Effective Date, the aggregate Revolving Commitments shall be permanently reduced to $10,000,000.00, of which $9,686,456.50 shall consist of L/C Commitments, and each Revolving Lender’s Revolving Commitment shall be as set forth in Schedule 2 (for the avoidance of doubt, the Borrower agrees not to borrow any Revolving Loans pursuant to Section 2.5 of the Credit Agreement on or after the First Amendment Effective Date and the sole purpose for such remaining commitments shall be for First Amendment Effective Date Letters of Credit);
(b)following the First Amendment Effective Date, immediately upon the earlier of (x) 30 days after the expiration of each First Amendment Effective Date Letter of Credit on the respective date set forth in Schedule 1 under the heading “Expiration Date”, provided that the Administrative Agent shall not have received notice of a pending draw request from the applicable Issuing Lender, (y) the earlier termination of any First Amendment Effective Date Letter of Credit and the receipt by the Administrative Agent of the notice specified in Section 3.2 that the original physical copy of such First Amendment Effective Date Letter of Credit has been returned to the applicable Issuing Lender and (z) the earlier drawing upon any First Amendment Effective Date Letter of Credit in accordance with its terms, the aggregate Revolving Commitments and L/C Commitments in effect immediately prior to such expiration, termination or draw shall be automatically and permanently reduced by an amount equal to the greatest multiple of $500,000, if any, which is less than the face amount of the applicable First Amendment Effective Date Letter of Credit set forth in Schedule 1 under the heading “Face Amount” (or, in the case of a draw, the amount of such draw) (and the parties agree that, after giving effect to the application thereof to any reimbursement obligation then outstanding with respect to such expired, terminated or drawn First Amendment Effective Date Letter of Credit, any Cash Collateral then held by the Administrative Agent in excess of 103% of the aggregate principal amount of Revolving Commitments then remaining outstanding shall be promptly released to the Borrower); and
(c)immediately upon the occurrence of the events set forth in Section 4.2(b)(x) or (y) with respect to all of the First Amendment Effective Date Letters of Credit, the aggregate Revolving Commitments and L/C Commitments shall be automatically and permanently reduced to zero and the Revolving Facility shall cease to be outstanding (and any remaining cash collateral (including any remaining Cash Collateral) then held by the Administrative Agent shall be promptly released to the Borrower);
4.3    each First Amendment Effective Date Letter of Credit shall have been Cash Collateralized and the Borrower shall have deposited with the Administrative Agent (as collateral for the Revolving Commitments for the benefit of the Agents, the Issuing Lenders and the Revolving Lenders) cash collateral (including Cash Collateral in respect of the First Amendment Effective Date Letters of Credit) in an aggregate amount equal to 103% of the Revolving Commitments as of the First Amendment Effective Date immediately after giving effect to this Amendment;
4.4    the representations and warranties of the Borrower and the other Loan Parties set forth in this Amendment shall be true and correct in all material respects; and
4.5    concurrently with the consummation of the transactions contemplated hereby, the Borrower shall have paid (a) the aggregate principal amount of all Revolving Loans (together with all accrued and unpaid interest and fees on the Revolving Loans up to, but not including, the First Amendment Effective Date) to the Revolving Lenders and any other amounts payable by the Borrower under Section 2.20 and Section 2.21 of the Credit Agreement to the Revolving Lenders, (b) to the Administrative Agent all fees (including but not limited to fees under Section 2.9(b)), indemnities, reasonable and documented cost reimbursements and other Obligations, if any, then due and owing to the Revolving Lenders or the Administrative Agent under the Loan Documents (on or prior to the First Amendment Effective Date) and (c) to Shearman & Sterling LLP, counsel to the Administrative Agent, all invoiced fees and expenses of which the Borrower has been notified in writing at least two Business Days prior to the First Amendment Effective Date.
5.Representations and Warranties. To induce the other parties hereto to enter into this Amendment, Holdings and the Borrower hereby jointly represent and warrant (as to itself and each of its Restricted Subsidiaries) to each of the Revolving Lenders and the Administrative Agent that, as of the First Amendment Effective Date:
5.1    this Amendment has been duly authorized, executed and delivered by the Borrower and Holdings and constitutes, and the Credit Agreement as amended by this Amendment constitutes, the Borrower’s and Holdings’ legal, valid and binding obligation, enforceable against each of the Borrower and Holdings in accordance with its respective terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

5.2    no Event of Default exists or is continuing.
6.Reference to and Effect Upon the Credit Agreement.
6.1    Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby in all respects ratified and confirmed.
6.2    The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Agents or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, (iii) constitute a waiver of any provision of the Credit Agreement or any other Loan Document, or (iv) create a course of dealing or otherwise obligate the Agents or the Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereof” and words of like import and each reference in the Credit Agreement and the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Credit Agreement. Nothing herein shall be deemed to entitle the Borrower or any Loan Party to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as amended by this Amendment or any other Loan Document in similar or different circumstances.
7.Costs and Expenses. As provided in Section 10.5(a) of the Credit Agreement, the Borrower agrees to reimburse the Administrative Agent for all reasonable and documented out-of-pocket expenses, including the reasonable and documented fees, disbursements and charges of Shearman & Sterling LLP in connection with the preparation, negotiation, execution and delivery of this Amendment.
8.Loan Document. This Amendment shall be deemed to be a Loan Document.
9.Consenting Revolving Lender Directions.
9.1    The undersigned Revolving Lenders constituting the Required Revolving Lenders and all of the Issuing Lenders as of the First Amendment Effective Date, hereby authorize and direct the Administrative Agent to enter into this Amendment and to take or forbear from taking any and all actions as set forth herein.
9.2    The undersigned Revolving Lenders constituting the Required Revolving Lenders as of the First Amendment Effective Date, the Administrative Agent and the Borrower hereby notify and instruct each Issuing Lender, pursuant to Section 3.1(a) of the Credit Agreement, that such Issuing Lender shall not permit a renewal of any First Amendment Effective Date Letter of Credit for which the next Nonrenewal Notice Date falls after June 3, 2020, and each Issuing Lender agrees to deliver timely notice of non-renewal/non-extension to the beneficiaries under each such First Amendment Effective Date Letter of Credit and furnish a copy of each such notice to the Administrative Agent and the Borrower promptly following the delivery thereof.
10.Indemnification. The Borrower hereby confirms that the indemnification and expense reimbursement provisions set forth in Section 10.5(a) of the Credit Agreement as amended by this Amendment shall apply to this Amendment and the transactions contemplated hereby.
11.Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.
12.No Novation. Nothing contained in this Amendment shall be construed as substitution or novation of the obligations outstanding under the Credit Agreement or the other Loan Documents, which shall remain in full force and effect, except to any extent modified hereby.
13.Reinstatement. Notwithstanding anything herein to the contrary, if any payment or transfer (or any portion thereof) made by or on behalf of the Borrower or any other Loan Party to any Secured Party pursuant to the terms of this Amendment is subsequently invalidated, declared to be fraudulent or a fraudulent conveyance or preferential, avoided, rescinded, set aside or otherwise required to be returned or repaid, whether in bankruptcy, reorganization, insolvency or similar proceedings involving the Borrower or otherwise, then the Obligations and all liens and security interests securing the same under the Loan Documents, shall immediately be reinstated to an equivalent extent, without need for any action by any person, and shall be enforceable against the Borrower and each other Loan Party as if such payment or transfer had never been made (in which case this letter agreement shall in no way impair the claims of the affected Secured Party with respect to such payment or transfer).
14.Governing Law; Waiver of Jury Trial; Jurisdiction. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED

IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN. The provisions of Section 10.12 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.
15.Headings. Section headings in this Amendment are included herein for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
16.Counterparts. This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent. Without limiting the generality of the foregoing, the Borrower and each Loan Party hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Agents, the Lenders and the Loan Parties, electronic images of this Amendment (including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of the Loan Documents based solely on the lack of paper original copies of this Amendment or any Loan Documents amended hereby, including with respect to any signature pages thereto.
17.Reaffirmation. The Loan Parties signatory hereto hereby reaffirm that the Obligations are and continue to be secured by the security interest granted by the Loan Parties in favor of the Collateral Agent, on behalf of itself and the other Secured Parties, under the Security Documents and the other Loan Documents and, other than as expressly modified hereby, all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Loan Parties under such documents and agreements entered into with respect to the obligations under the Credit Agreement are hereby ratified and affirmed in all respects by the Loan Parties. Each Loan Party acknowledges that all references to “Credit Agreement” in the Loan Documents shall take into account the provisions of this Amendment and be a reference to the “Credit Agreement” as amended hereby.

[remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this First Amendment to Credit Agreement as of the date first written above.

BORROWER:
ATLANTIC AVIATION FBO INC.

By:	/s/ Louis T. Pepper
Name: Louis T. Pepper
Title: President and Chief Executive Officer

HOLDINGS:
ATLANTIC AVIATION FBO HOLDINGS LLC

By:	/s/ Liam Stewart
Name: Liam Stewart
Title: Treasurer

GUARANTORS LISTED ON ANNEX I HERETO:

By:	/s/ Louis T. Pepper
Name: Louis T. Pepper
Title: President and Chief Executive Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Revolving Lender and Issuing Lender

By:	/s/ Alexander Vardaman
Name: Alexander Vardaman
Title: Authorized Officer

ANNEX I

1.	AA Charter Brokerage LLC

2.	ACM Property Services, LLC

3.	Atlantic Aviation - Florida LLC.

4.	Atlantic Aviation - Oxford LLC

5.	Atlantic Aviation - Salt Lake City LLC (organized in Delaware)

6.	Atlantic Aviation Albuquerque Inc.

7.	Atlantic Aviation Corporation (organized in Delaware)

8.	Atlantic Aviation Flight Support, Inc.

9.	Atlantic Aviation Holding Corporation

10.	Atlantic Aviation Investors, Inc.

11.	Atlantic Aviation of Santa Monica, L.P. (by its general partner Atlantic SMO GP LLC)

12.	Atlantic Aviation Oregon FBO Inc.

13.	Atlantic Aviation Oregon General Aviation Services Inc.

14.	Atlantic Aviation Philadelphia, Inc.

15.	Atlantic Aviation Stewart LLC

16.	Atlantic Aviation-Boca Raton LLC

17.	Atlantic Aviation-Kansas City LLC

18.	Atlantic Aviation-Montrose LLC

19.	Atlantic Aviation-Opa-Locka LLC

20.	Atlantic Aviation-Orlando Executive LLC

21.	Atlantic Aviation-Orlando LLC

22.	Atlantic Aviation-St. Augustine LLC

23.	Atlantic Aviation-Steamboat-Hayden LLC

24.	Atlantic Aviation-Stuart L.L.C.

25.	Atlantic Aviation-West Palm Beach LLC

26.	Atlantic SMO GP LLC

27.	Atlantic SMO Holdings LLC

28.	Aviation Contract Services, Inc.

29.	BASI Holdings, LLC

30.	Brainard Airport Services, Inc.

31.	Bridgeport Airport Services, Inc.

32.	Eagle Aviation Resources, Ltd.

33.	Executive Air Support, Inc.

34.	Flightways of Long Island, Inc.

35.	General Aviation Holdings, LLC

36.	General Aviation, L.L.C.

37.	ILG Avcenter, Inc.

38.	Jet Center Property Services, LLC

39.	JetSouth, LLC

40.	Keystone Aviation Services, LLC

41.	Macquarie Airports North America Inc.

42.	Macquarie Aviation North America 2 Inc.

43.	Macquarie Aviation North America Inc.

44.	Mercury Air Center - Corpus Christi, Inc.

45.	Mercury Air Center-Addison, Inc.

46.	Mercury Air Center-Bakersfield, Inc.

47.	Mercury Air Center-Birmingham, LLC

48.	Mercury Air Center-Burbank, Inc.

49.	Mercury Air Center-Charleston, LLC

50.	Mercury Air Center-Jackson, L.L.C.

51.	Mercury Air Center-Johns Island, LLC

52.	Mercury Air Center-Los Angeles, Inc.

53.	Mercury Air Center-Nashville, LLC

54.	Mercury Air Center-Newport News, LLC

55.	Mercury Air Center-Peachtree-DeKalb, LLC

56.	Mercury Air Center-Reno, LLC

57.	Mercury Air Centers, Inc.

58.	Mercury Air Center-Santa Barbara, Inc.

59.	Mercury Air Center-Tulsa, LLC

60.	MKC Aviation Fuel, LLC

61.	Newport FBO Two LLC

62.	Palm Springs FBO Two LLC

63.	Palomar Airport Center LLC

64.	Rifle Air, LLC

65.	Rifle Jet Center, LLC

66.	SB Aviation Group, Inc.

67.	SBN, Inc.

68.	Sierra Aviation, Inc.

69.	SJJC Aviation Services, LLC

70.	SJJC FBO Services, LLC

71.	Sun Valley Aviation, Inc.

72.	Trajen FBO, LLC

73.	Trajen Flight Support, LP (by its general partner Trajen FBO, LLC)

74.	Trajen Funding, Inc.

75.	Trajen Holdings, Inc.

76.	Trajen Limited, LLC

77.	Waukesha Flying Services, Inc.

78.	Atlantic Aviation Oklahoma City, Inc.

ANNEX II

IN WITNESS WHEREOF, the undersigned has caused this Revolving Lender Consent to be executed and delivered by a duly authorized officer.
________________________________________,
as a Revolving Lender [and as an Issuing Lender] (type name of the legal entity)

By:
Name:
Title:

EXHIBIT A
FORM OF REVOLVING COMMITMENT REDUCTION/TERMINATION NOTICE

NOTICE OF REDUCTION IN REVOLVING COMMITMENTS

Date: April 29, 2020

To: JPMorgan Chase Bank, N.A., as Administrative Agent
10 South Dearborn Street Chicago, Il 60603
Fax: 844-490-5663
Email: jpm.agency.cri@jpmchase.com Ladies and Gentlemen:
Reference is made to (i) the Credit Agreement, dated as of December 6, 2018 (as the same may be amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time in accordance with its terms, the “Credit Agreement”), among Atlantic Aviation FBO Holdings LLC (“Holdings”), Atlantic Aviation FBO Inc. (the “Borrower”), the Lenders party thereto, JPMorgan Chase Bank, N.A., as the Administrative Agent and Collateral Agent (in such capacities, the “Administrative Agent”) and and the other parties thereto and (ii) the First Amendment to the Credit Agreement (the “First Amendment”) dated on or about April 29, 2020, by and among Holdings, the Borrower, the Administrative Agent and the Consenting Revolving Lenders party thereto. Unless otherwise specified herein, capitalized terms used herein shall have the meanings ascribed to them by the Credit Agreement or the First Amendment, as applicable.

Pursuant to section 2.10 of the Credit Agreement and Section 4.2 of the First Amendment, the Borrower hereby requests a permanent reduction in Revolving Commitments, effective May 4, 2020, upon the occurrence of the First Amendment Effective Date, in the amount of $340,000,000, thereby reducing Revolving Commitments to $10,000,000, of which $9,686,456.50 shall consist of L/C Commitments and which Revolving Commitments and L/C Commitments shall be automatically further reduced from time to time following the First Amendment Effective Date in accordance with the terms of First Amendment.

[signature page follows]

ATLANTIC AVIATION FBO INC.,
as Borrower

By:
Name: Brad Troutman
Title: CFO

SCHEDULE 2
FIRST AMENDMENT EFFECTIVE DATE REVOLVING COMMITMENTS

Revolving Lender	Current Revolving Commitment	%	New Revolving Commitment	%	New L/C Commitment	%
JPMORGAN CHASE BANK	$40,000,000.00	11.43%	$1,142,857.14	11.43%	$1,107,023.60	11.43%
COMPASS BANK dba BBVA COMPASS	30,000,000.00	8.57%	857,142.86	8.57%	830,267.70	8.57%
BANK OF AMERICA, N.A.	30,000,000.00	8.57%	857,142.86	8.57%	830,267.70	8.57%
REGIONS BANK	30,000,000.00	8.57%	857,142.86	8.57%	830,267.70	8.57%
WELLS FARGO BANK, N.A.	30,000,000.00	8.57%	857,142.86	8.57%	830,267.70	8.57%
BMO HARRIS BANK, N.A.	25,000,000.00	7.14%	714,285.71	7.14%	691,889.75	7.14%
KEYBANK NATIONAL ASSOCIATION	25,000,000.00	7.14%	714,285.71	7.14%	691,889.75	7.14%
CITIZENS BANK, N.A.	17,500,000.00	5.00%	500,000.00	5.00%	484,322.83	5.00%
CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK	17,500,000.00	5.00%	500,000.00	5.00%	484,322.83	5.00%
MIZUHO BANK, LTD.	17,500,000.00	5.00%	500,000.00	5.00%	484,322.83	5.00%
ROYAL BANK OF CANADA	17,500,000.00	5.00%	500,000.00	5.00%	484,322.83	5.00%
TRUIST BANK	17,500,000.00	5.00%	500,000.00	5.00%	484,322.83	5.00%
U.S. BANK NATIONAL ASSOCIATION	17,500,000.00	5.00%	500,000.00	5.00%	484,322.83	5.00%
PNC BANK, NATIONAL ASSOCIATION	15,000,000.00	4.29%	428,571.43	4.29%	415,133.85	4.29%
AMERICAN SAVINGS BANK, F.S.B.	10,000,000.00	2.86%	285,714.29	2.86%	276,755.90	2.86%
FIRST HORIZON BANK	10,000,000.00	2.86%	285,714.29	2.86%	276,755.90	2.86%
Total	$350,000,000.00	100.00%	$10,000,000.00	100.00%	$9,686,456.50	100.00%